UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 15, 2015

ECO BUILDING PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53875	20-8677788
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

909 West Vista Way,
Vista, CA 92083
(Address of principal executive offices)

(760) 732-5826
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 15, 2015, Eco Building Products, Inc. (the “Company”) entered into a Settlement and Release Agreement (the “Settlement Agreement”) with Eco Prime, LLC (“EcoPrime”). The Settlement Agreement resolves any disputes arising from the Limited Asset Purchase Agreement entered into between the parties on March 19, 2014.

Pursuant to the terms of the Settlement Agreement, the Company has paid One Hundred Thousand Dollars ($100,000.00) to acquire the following assets from EcoPrime:

Big Machine “The Beast”
●	SPX 100 Bredel Peristaltic Pump
●	2 scissor lifts on approximately 15 foot running tracks
●	4 each high velocity blowers
●	30 foot (approx.) catwalk
●	Chained interlink conveyor system

●	Contained spray coating system able to coat all six sides of wood
●	300 gallon (approx.) reservoir supply tank
●	Hydraulic system
●	Pneumatic System
●	Fully enclosed metal housing and frame
●	Programmable electronic panel

Small Machine
●	10 foot long (approx.) in-feed manual roller conveyor track
●	12 foot long (approx.) out-feed manual roller conveyor track
●	Modified enclosed spraying system able to coat all six sides of wood
●	4 each adjustable speed rollers
●	1 each high velocity blower
●	Approximately 40 gallon reservoir supply tank
●	1 each supply pump
●	1 each in-feed scissor lift
●	1 each out-feed stacking station with back-stop

Micro Machine
●	1 each blower
●	2 each rollers
●	5 foot long (approx.) in-feed manual roller conveyor track
●	7 foot long (approx.) out-feed manual roller conveyor track
●	Enclosed spray system

10,000 pound Toyota Forklift
●	4 foot long (approx.) forks
●	Diesel fueled

As part of the Settlement Agreement, EcoPrime agreed to release and discharge the Company, its members, employees, successors and assigns from any and all liability, claims, demands, and actions arising out of or relating to the Limited Asset Purchase Agreement dated March 19, 2014.

Item 2.03 Creation of a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In order to fund the $100,000 payment due to EcoPrime pursuant to the Settlement Agreement, the Company entered into a Promissory Note dated July 17, 2015 in the principal amount of $100,000 with a current investor (the “Promissory Note”). The Promissory Note has a flat interest rate of 25% and is due within 60 days of issuance. Also, the Promissory Note is secured by assets that the Company has determined are not essential to the business operations and are being liquidated in an effort to pay-off this Promissory Note.

Item 7.01 Regulation FD Disclosure.

On July 22, 2015, the Company issued a press release entitled “Eco Building Products Completes Acquisition of Former Affiliate, Eco Prime, LLC in Augusta, Georgia.” A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Eco Building Products Completes Acquisition of Former Affiliate, Eco Prime, LLC in Augusta, Georgia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2015
ECO BUILDING PRODUCTS, INC.

By:	/s/ Tom Comery
Tom Comery Chief Executive Officer